UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 3, 2004

                         YORK INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)



        DELAWARE                     1-10863             13-3473472
(State or other jurisdiction       (Commission         (IRS Employer
   of incorporation)               File Number)       Identification No.)



         631 SOUTH RICHLAND AVENUE, YORK PA                    17403
         (Address of principal executive offices)            (Zip Code)



        Registrant's telephone number, including area code (717) 771-7890


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Item 5.  OTHER EVENTS

On May 3, 2004, York International Corporation issued a press release announcing that Mr. Kam Son Leong, Vice President York International Corporation and President, York Asia Pacific will resign from that position, effective at the end of 2004, and that he will be succeeded by Mr. Wilson Sun, currently Vice President and General Manager, York Asia Pacific. A copy of York's press release is attached as Exhibit 99.1 and is incorporated by reference.


Item 7.  Exhibits


99. 1 Press release, dated May 3, 2004, issued by York International
Corporation.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  York International Corporation
                                                  (Registrant)


Date: May 4, 2004

                                                  By: /s/ M. David Kornblatt
                                                     ---------------------------
                                                     M. David Kornblatt
                                                     Vice President and
                                                     Chief Financial Officer




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Exhibit Index

     99.1           Press   release, dated  May 3, 2004, issued by York
                    International Corporation.